THIRD QUARTER 2013 EARNINGS CONFERENCE CALL October 18, 2013

• Revenue increased 1.8% from Q3-12, 2.8% on an organic basis  U.S. organic growth was 3.7%  International organic growth was 1.6% • Q3 operating income was $142 million, an increase of 7.7% • Operating margin was 8.3%, an increase of 40 basis points • Diluted EPS was $0.11 including $0.06 charge for early debt redemption  $0.17 ex-charge compared to $0.15 a year ago • Repurchased 6 million shares, redeemed $600 million 10.00% Notes, and, in October, converted preferred to common stock Overview – Third Quarter 2013 Page 2 See reconciliation of organic revenue change on page 17 and diluted EPS on page 21.

Operating Performance (Amounts in Millions, except per share amounts) Page 3 2013 2012 Revenue 1,700.4$ 1,670.4$ Salaries and Related Expenses 1,093.6 1,064.3 Office and General Expenses 465.3 474.7 Operating Income 141.5 131.4 Interest Expense (23.7) (31.6) Interest Income 5.8 6.7 Other (Expense) Income, net (46.6) 1.7 Income Before Income Taxes 77.0 108.2 Provision for Income Taxes 28.4 41.9 Equity in Net Income of Unconsolidated Affiliates 0.6 1.4 Net Income 49.2 67.7 Net (Income) Loss Attributable to Noncontrolling Interests (0.9) 3.9 Net Income Attributable to IPG 48.3 71.6 Dividends on Preferred Stock (2.9) (2.9) 45.4$ 68.7$ Earnings per Share Available to IPG Common Stockholders: Basic 0.11$ 0.16$ Diluted 0.11$ 0.15$ Weighted-Average Number of Common Shares Outstanding: Basic 419.7 431.3 Diluted 426.1 456.1 Dividends Declared per Common Share 0.075$ 0.060$ Three Months Ended September 30, Net Income Available to IPG Common Stockholders

2013 2012 Total Organic 2013 2012 Total Organic IAN 1,370.9$ 1,332.5$ 2.9% 4.0% 4,047.7$ 3,999.7$ 1.2% 1.6% CMG 329.5$ 337.9$ (2.5%) (2.0%) 951.9$ 893.2$ 6.6 6.4 Change Nine Months Ended Change Three Months Ended September 30, September 30, $ % Change $ % Change September 30, 2012 1,670.4$ 4,892.9$ Total change 30.0 1.8% 106.7 2.2% Foreign currency (23.5) (1.4%) (53.1) (1.1%) Net acquisitions/(divestitures) 6.9 0.4% 40.1 0.9% Organic 46.6 2.8% 119.7 2.4% September 30, 2013 1,700.4$ 4,999.6$ Three Months Ended Nine Months Ended Revenue ($ in Millions) Page 4 See reconciliations of segment organic revenue change on pages 17 and 18. Integrated Agency Networks (“IAN”): McCann Worldgroup, Draftfcb, Lowe & Partners, IPG Mediabrands and our domestic integrated agencies Constituency Management Group (“CMG”): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

Total Organic Total Organic United States 3.8% 3.7% 3.5% 2.6% International (0.8%) 1.6% 0.5% 2.3% United Kingdom (11.0%) (9.3%) (2.6%) (0.7%) Continental Europe (0.4%) (5.9%) (4.2%) (6.7%) Asia Pacific 7.0% 11.3% 5.0% 6.8% Latin America (0.7%) 8.0% 6.3% 13.1% All Other Markets (2.4%) 3.1% (1.4%) 3.0% Worldwide 1.8% 2.8% 2.2% 2.4% Three Months Ended September 30, 2013 Nine Months Ended September 30, 2013 Geographic Revenue Cha ge Page 5 “All Other Markets” includes Canada, Africa and the Middle East. See reconciliations of organic revenue change on pages 17 and 18.

(0.9%) 0.9% 3.8% 3.7% (10.8%) 7.0% 6.1% 0.7% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Organic Revenue Growth Page 6 See reconciliation on page 19. Trailing Twelve Months Q3-13 1.8%

Salaries & Related 2013 2012 $ Total Organic Three Months Ended September 30, 1,093.6$ 1,064.3$ 29.3$ 2.8% 3.5% % of Revenue 64.3% 63.7% Three months severance 19.8$ 16.7$ 3.1$ 18.6% % of Revenue 1.2% 1.0% Nine Months Ended September 30, 3,345.9$ 3,258.1$ 87.8$ 2.7% 2.8% % of Revenue 66.9% 66.6% Nine months severance 68.8$ 58.7$ 10.1$ 17.2% % of Revenue 1.4% 1.2% Office & General 2013 2012 $ Total Organic Three Months Ended September 30, 465.3$ 474.7$ (9.4)$ (2.0%) (0.7%) % of Revenue 27.4% 28.4% Three months occupancy expense (ex-D&A) 124.6$ 120.2$ 4.4$ 3.7% % of Revenue 7.3% 7.2% Nine Months Ended September 30, 1,379.8$ 1,366.4$ 13.4$ 1.0% 1.8% % of Revenue 27.6% 27.9% Nine months occupancy expense (ex-D&A) 371.3$ 363.0$ 8.3$ 2.3% % of Revenue 7.4% 7.4% Change Change Expenses ($ in Millions) Page 7 See reconciliations of organic measures on pages 17 and 18.

(1.7%) 1.7% 5.3% 8.5% 5.7% 8.4% 9.8% 9.8% (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Q4-05 Q4-06 Q4-07 Q4-08 Q4-09 Q4-10 Q4-11 Q4-12 Operating Margin Page 8 Trailing Twelve Months Q3-13 9.7%

September 30, December 31, September 30, 2013 2012 2012 CURRENT ASSETS: Cash and cash equivalents 999.3$ 2,574.8$ 1,187.3$ Marketable securities 5.2 16.0 14.3 Restricted marketable securities 0.0 0.0 94.7 Accounts receivable, net 3,830.2 4,496.6 3,839.9 Expenditures billable to clients 1,551.0 1,318.8 1,513.6 Other current assets 377.1 332.1 324.7 Total current assets 6,762.8$ 8,738.3$ 6,974.5$ CURRENT LIABILITIES: Accounts payable 5,705.6$ 6,584.8$ 5,846.8$ Accrued liabilities 553.3 728.2 650.0 Short-term borrowings 186.3 172.1 200.5 Current portion of long-term debt 2.2 216.6 217.1 Total current liabilities 6,447.4$ 7,701.7$ 6,914.4$ Balance Sheet – Current Portion ($ in Millions) Page 9 (1) In the second quarter of 2012, Facebook completed an initial public offering and as a result, our Facebook investment was reclassified to restricted marketable securities and adjusted to market value through stockholders’ equity on our balance sheet. In the fourth quarter of 2012, we sold our Facebook investment. (1)

2013 2012 NET INCOME 49$ 68$ OPERATING ACTIVITIES Depreciation & amortization 50 47 Deferred taxes 43 11 Non-cash loss on early extinguishment of debt 15 - Other non-cash items 8 5 Change in working capital, net 38 (240) Other non-current assets & liabilities (42) 5 Net cash provided by (used in) Operating Activities 161 (104) INVESTING ACTIVITIES Capital expenditures (45) (41) Acquisitions & deferred payments, net - (89) Net cash used in Investing Activities (45) (130) FINANCING ACTIVITIES Purchase of long-term debt (600) - Repurchase of common stock (100) (83) Common stock dividends (31) (26) Net (decrease) increase in short-term bank borrowings (6) 17 Exercise of stock options 12 1 Distributions to noncontrolling interests (3) (3) Preferred stock dividends (3) (3) Other financing activities 1 (2) Net cash used in Financing Activities (730) (99) Currency Effect - 20 Decrease in Cash & S/T Marketable Securities (614)$ (313)$ Three Months Ended September 30, Cash Flow ($ in Millions) Page 10 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

$2,349 $2,120 $1,947 $1,737 $1,769 $1,652 $1,670 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011 12/31/2012 9/30/2013 $2,450 Total Debt (1) ($ in Millions) Page 11 (1) Includes current portion of long-term debt, short-term borrowings and long-term debt. (2) Includes our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to redeem a similar amount of debt in 2013. (2)

Summary Page 12 • Solid Q3 growth in most world markets • Built on strong year-to-date record of new business • Continued expense focus while making investments for growth and profitability • Driving further value creation through more efficient capital structure and return of capital to shareholders

Appendix

Operating Performance (Amounts in Millions, except per share amounts) Page 14 2013 2012 Revenue 4,999.6$ 4,892.9$ Salaries and Related Expenses 3,345.9 3,258.1 Office and General Expenses 1,379.8 1,366.4 Operating Income 273.9 268.4 Interest Expense (98.0) (96.9) Interest Income 18.0 21.4 Other (Expense) Income, net (40.0) 5.1 Income Before Income Taxes 153.9 198.0 Provision for Income Taxes 78.0 72.8 Equity in Net Income of Unconsolidated Affiliates 0.9 2.3 Net Income 76.8 127.5 Net (Income) Loss Attributable to Noncontrolling Interests (2.0) 3.0 Net Income Attributable to IPG 74.8 130.5 Dividends on Preferred Stock (8.7) (8.7) 66.1$ 121.8$ Earnings per Share Available to IPG Common Stockholders: Basic 0.16$ 0.28$ Diluted 0.16$ 0.27$ Weighted-Average Number of Common Shares Outstanding: Basic 419.7 435.5 Diluted 424.8 469.7 Dividends Declared per Common Share 0.225$ 0.180$ Net Income Available to IPG Common Stockholders Nine Months Ended September 30,

2013 2012 NET INCOME 77$ 128$ OPERATING ACTIVITIES Depreciation & amortization 156 147 Deferred taxes 29 (32) Non-cash loss on early extinguishment of debt 15 - Other non-cash items 4 22 Change in working capital, net (667) (701) Other non-current assets & liabilities (44) (9) Net cash used in Operating Activities (430) (445) INVESTING ACTIVITIES Capital expenditures (92) (99) Acquisitions & deferred payments, net (48) (141) Business & investment purchases/sales, net 1 12 Net cash used in Investing Activities (139) (228) FINANCING ACTIVITIES Purchase of long-term debt (601) (401) Proceeds from issuance of long-term debt - 247 Repurchase of common stock (281) (201) Common stock dividends (94) (78) Exercise of stock options 44 9 Acquisition-related payments (28) (36) Net increase in short-term bank borrowings 13 46 Distributions to noncontrolling interests (10) (12) Preferred stock dividends (9) (9) Other financing activities 10 (5) Net cash used in Financing Activities (956) (440) Currency Effect (61) (1) Decrease in Cash & S/T Marketable Securities (1,586)$ (1,114)$ Nine Months Ended September 30, Cash Flow ($ in Millions) Page 15 (1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 20. (1)

Q1 Q2 Q3 YTD 2013 Depreciation and amortization of fixed assets and intangible assets 38.2$ 39.2$ 40.5$ 117.9$ Amortization of restricted stock and other non-cash compensation 15.5 9.4 8.0 32.9 Net amortization of bond discounts and deferred financing costs 1.4 2.6 1.4 5.4 Q1 Q2 Q3 Q4 FY 2012 Depreciation and amortization of fixed assets and intangible assets 34.6$ 36.8$ 37.4$ 38.9$ 147.7$ Amortization of restricted stock and other non-cash compensation 16.7 12.7 8.3 6.8 44.5 Net amortization of bond (premiums) discounts and deferred financing costs (1.7) 1.0 1.0 1.5 1.8 2013 2012 Depreciation and Amortization ($ in Millions) Page 16

Three Months Ended September 30, 2012 Foreign Currency Net Acquisitions / (Divestitures) Three Months Ended September 30, 2013 Organic Total Segment Revenue IAN 1,332.5$ (20.9)$ 5.8$ 53.5$ 1,370.9$ 4.0% 2.9% CMG 337.9 (2.6) 1.1 (6.9) 329.5 (2.0%) (2.5%) Total 1,670.4$ (23.5)$ 6.9$ 46.6$ 1,700.4$ 2.8% 1.8% Geographic United States 940.5$ -$ 0.9$ 35.2$ 976.6$ 3.7% 3.8% International 729.9 (23.5) 6.0 11.4 723.8 1.6% (0.8%) United Kingdom 148.8 (2.6) - (13.8) 132.4 (9.3%) (11.0%) Continental Europe 165.3 8.8 0.2 (9.7) 164.6 (5.9%) (0.4%) Asia Pacific 202.9 (14.3) 5.6 23.0 217.2 11.3% 7.0% Latin America 107.5 (9.6) 0.2 8.6 106.7 8.0% (0.7%) All Other Markets 105.4 (5.8) - 3.3 102.9 3.1% (2.4%) Worldwide 1,670.4$ (23.5)$ 6.9$ 46.6$ 1,700.4$ 2.8% 1.8% Expenses Salaries & Related 1,064.3$ (11.5)$ 3.8$ 37.0$ 1,093.6$ 3.5% 2.8% Office & General 474.7 (8.5) 2.2 (3.1) 465.3 (0.7%) (2.0%) Total 1,539.0$ (20.0)$ 6.0$ 33.9$ 1,558.9$ 2.2% 1.3% Components of Change Change Organic Reconciliation of Organic Measures ($ in Millions) Page 17

Nine Months Ended September 30, 2012 Foreign Currency Net Acquisitions / (Divestitures) Organic Nine Months Ended September 30, 2013 Organic Total Segment Revenue IAN 3,999.7$ (47.9)$ 33.3$ 62.6$ 4,047.7$ 1.6% 1.2% CMG 893.2 (5.2) 6.8 57.1 951.9 6.4% 6.6% Total 4,892.9$ (53.1)$ 40.1$ 119.7$ 4,999.6$ 2.4% 2.2% Geographic United States 2,771.1$ -$ 25.5$ 71.0$ 2,867.6$ 2.6% 3.5% International 2,121.8 (53.1) 14.6 48.7 2,132.0 2.3% 0.5% United Kingdom 400.7 (7.5) (0.2) (2.8) 390.2 (0.7%) (2.6%) Continental Europe 543.3 13.6 (0.3) (36.2) 520.4 (6.7%) (4.2%) Asia Pacific 584.8 (25.3) 14.6 40.0 614.1 6.8% 5.0% Latin America 294.3 (20.7) 0.5 38.7 312.8 13.1% 6.3% All Other Markets 298.7 (13.2) - 9.0 294.5 3.0% (1.4%) Worldwide 4,892.9$ (53.1)$ 40.1$ 119.7$ 4,999.6$ 2.4% 2.2% Expenses Salaries & Related 3,258.1$ (28.1)$ 23.9$ 92.0$ 3,345.9$ 2.8% 2.7% Office & General 1,366.4 (18.6) 7.6 24.4 1,379.8 1.8% 1.0% Total 4,624.5$ (46.7)$ 31.5$ 116.4$ 4,725.7$ 2.5% 2.2% Components of Change Change Reconciliation of Organic Measures ($ in Millions) Page 18

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
		Components of Change During the Period			
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2
3/31/13	7,046.6	(143.7)	48.2	41.3	6,992.4
6/30/13	7,021.6	(111.4)	56.9	65.8	7,032.9
9/30/13	6,965.5	(80.3)	49.5	128.2	7,062.9

Page 19

($ in Millions)

2013 2012 2013 2012 INVESTING ACTIVITIES Cash used in Investing Activities per presentation (45)$ (130)$ (139)$ (228)$ Purchase, sale and maturities of short-term marketable securities, net (1) (1) 11 (1) Cash used in Investing Activities as reported (46)$ (131)$ (128)$ (229)$ Three Months Ended September 30, Nine Months Ended September 30, Reconciliation of Investing Cash Flow ($ in Millions) Page 20

As Reported Loss on Early Extinguishment of Debt Ex - Loss on Early Extinguishment of Debt Income Before Income Taxes 77.0$ (45.2)$ 122.2$ Provision for Income Taxes (28.4) 16.9 (45.3) Effective Tax Rate 36.9% 37.1% Equity in Net Income of Unconsolidated Affiliates 0.6 0.6 Net Income Attributable to Noncontrolling Interests (0.9) (0.9) Dividends on Preferred Stock (2.9) (2.9) 45.4$ (28.3)$ 73.7$ Adjustments:Effect of Dilutive Securities Preferred Stock Dividends 0.0 2.9 45.4$ 76.6$ Weighted-Average Number of Common Shares Outstanding - Basic 419.7 419.7 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 6.4 6.4 Preferred Stock Outstanding 0.0 17.3 Weighted-Average Number of Common Shares Outstanding - Diluted 426.1 443.4 Earnings Per Share Available to IPG Common Stockholders - Basic 0.11$ 0.18$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.11$ 0.17$ Net Income Available to IPG Common Stockholders - Basic Three Months Ended September 30, 2013 Net Income Available to IPG Common Stockholders - Diluted ($ in Millions) Page 21 Reconciliation of Loss on Early Extinguishment of Debt (1) (1) In July 2013, we redeemed $600 in aggregate principal amount of our 10.00% Notes at 105%. (2) Loss on early extinguishment of debt of $45.2 included a redemption premium of $30.0, the write-off of the remaining unamortized discount of $7.3 and unamortized debt issuance cost of $7.9. (2)

As Reported Loss on Early Extinguishment of Debt Ex -Loss on Early Extinguishment of Debt Income Before Income Taxes 153.9$ (45.2)$ 199.1$ Provision for Income Taxes (78.0) 16.9 (94.9) Effective Tax Rate 50.7% 47.7% Equity in Net Income of Unconsolidated Affiliates 0.9 0.9 Net Income Attributable to Noncontrolling Interests (2.0) (2.0) Dividends on Preferred Stock (8.7) (8.7) 66.1$ (28.3)$ 94.4$ Adjustments: Effect of Dilutive Securities Interest on 4.75% Notes 0.0 0.8 Net Income Available to IPG Common Stockholders - Diluted 66.1$ 95.2$ Weighted-Average Number of Common Shares Outstanding - Basic 419.7 419.7 Add: Effect of Dilutive Securities Restricted Stock, Stock Options and Other Equity Aw ards 5.1 5.1 4.75% Notes 0.0 4.4 Weighted-Average Number of Common Shares Outstanding - Diluted 424.8 429.2 Earnings Per Share Available to IPG Common Stockholders - Basic 0.16$ 0.22$ Earnings Per Share Available to IPG Common Stockholders - Diluted 0.16$ 0.22$ Nine Months Ended September 30, 2013 Net Income Available to IPG Common Stockholders - Basic (1) In July 2013, we redeemed $600 in aggregate principal amount of our 10.00% Notes at 105%. (2) Loss on early extinguishment of debt of $45.2 included a redemption premium of $30.0, the write-off of the remaining unamortized discount of $7.3 and unamortized debt issuance cost of $7.9. Reconciliation of Loss on Early Extinguishment of Debt (1) ($ in Millions) Page 22 (2)

Metrics Update

Metrics Update Page 24 SALARIES & RELATED Trailing Twelve Months (% of revenue) Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help OFFICE & GENERAL Trailing Twelve Months (% of revenue) Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G FINANCIAL Available Liquidity $1.0 Billion 5-Year Credit Facility Covenants Category Metric

63.1% 63.1% 63.4% 60.0% 62.0% 64.0% 66.0% 9/30/2012 12/31/2012 9/30/2013 % of Revenue, Trailing Twelve Months Salaries & Related Expenses Page 25

Salaries & Related Expenses (% of Revenue) Page 26 Three and Nine Months Ended September 30 “All Other Salaries & Related,” not shown, was 2.5% for the three and nine months ended September 30, 2013 and 2.8% for the three and nine months ended September 30, 2012. 2013 2012 1.2% 1.0% 1.4% 1.2% 0.0% 1.0% 2.0% 3.0% Severance Expense Nine MonthsThree Months 3.8% 3.8% 3.7% 3.8% 0.0% 2.0% 4.0% 6.0% Temporary Help Nine MonthsThree Months 2.2% 2.3% 3.0% 3.3% 0.0% 2.0% 4.0% 6.0% Incentive Expense Nine MonthsThree Months 54.6% 53.8% 56.3% 55.5% 45.0% 50.0% 55.0% 60.0% Base, Benefits & Tax Nine MonthsThree Months

Office & General Expenses Page 27 27.5% 27.1% 26.9% 25.0% 26.0% 27.0% 28.0% 29.0% 9/30/2012 12/31/2012 9/30/2013 % of Revenue, Trailing Twelve Months

1.5% 1.5% 1.7% 1.7% 0.0% 1.0% 2.0% 3.0% Professional Fees Nine MonthsThree Months 7.3% 7.2% 7.4% 7.4% 4.0% 6.0% 8.0% 10.0% Occupancy Expense (ex-D&A) Nine MonthsThree Months 15.1% 16.1% 14.8% 14.9% 12.0% 14.0% 16.0% 18.0% All Other O&G Nine MonthsThree Months 3.5% 3.6% 3.7% 3.9% 2.0% 3.0% 4.0% 5.0% T&E, Office Supplies & Telecom Nine MonthsThree Months Office & General Expenses (% of Revenue) Page 28 Three and Nine Months Ended September 30 “All Other O&G” includes production expenses, depreciation and amortization, bad debt expense, contingent acquisition obligations, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairments and other expenses. 2013 2012

$1,202 $2,591 $1,651 $1,619 $1,005 $984 $985 $986 $986 $986 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 Cash, Cash Equivalents and Short-Term Marketable Securities Available Committed Credit Facility Available Liquidity ($ in Millions) Page 29 Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility (1) Includes net proceeds from our November 2012 debt issuances of $800 aggregate principal amount of Senior Notes, which pre-funded our plan to address our capital structure in 2013. (2) In July 2013, we used $630 to redeem $600 aggregate principal amount of our 10.00% Notes at 105%. (1) (1) (1) (2)

Last Twelve Months Ending September 30, 2013 I. Interest Coverage Ratio (not less than): 5.00x Actual Interest Coverage Ratio: 8.48x II. Leverage Ratio (not greater than): 2.75x Actual Leverage Ratio: 1.90x Interest Coverage Ratio - Interest Expense Reconciliation Last Twelve Months Ending September 30, 2013 Interest Expense: $134.6 - Interest income 26.1 - Other 16.2 + Preferred stock dividends 11.6 Net interest expense as defined: $103.9 EBITDA Reconciliation Last Twelve Months Ending September 30, 2013 Operating Income: $683.8 + Depreciation and amortization 196.5 + Other non-cash charges 0.5 EBITDA as defined: $880.8 Covenants $1.0 Billion 5-Year Credit Facility Covenants ($ in Millions) Page 30

Cautionary Statement Page 31 This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following: ➔ potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition; ➔ our ability to attract new clients and retain existing clients; ➔ our ability to retain and attract key employees; ➔ risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy; ➔ potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments; ➔ risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and ➔ developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world. Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.